UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 26, 2010

BROADCAST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 UNION PARK AVENUE, SUITE 600 SALT LAKE CITY, UTAH	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

Item 1.01  Entry into Material Definitive Agreement

On March 26, 2010, Broadcast International, Inc. (the “Company”) amended its 6.25% senior secured convertible promissory note. The extension and amendment agreement is identified and summarized below.  The following summary of the agreement is not necessarily complete and is qualified in its entirety by reference to the complete text of the agreement , which is included as an exhibit to this Current Report on Form 8-K.

The Company entered into an extension and amendment agreement dated as of March 26, 2010 with the holder of its 6.25% senior secured convertible promissory note, which conditionally provided for the change of the maturity date of the note from December 21, 2010 to December 21, 2011.  If the Company does not raise at least $6,000,000 of gross proceeds from the sale of its equity securities by September 30, 2010 (the “Qualified Financing Transaction”), the maturity date automatically reverts back to December 21, 2010.  In exchange for extending the maturity date, the holder of the note will be issued 1,000,000 shares of the Company’s common stock, par value $0.05 per share, by the Company.  In addition, the Company agreed to the inclusion of three additional terms and conditions in the note: (i) from and after the Qualified Financing Transaction, the Company will maintain a cash balance of at least $1,250,000 and provide monthly certifications of the cash balance to the note holder; (ii) the Company will not make principal payments on the Company’s junior indebtedness without the prior consent of the note holder; and (iii) the Company will grant board observation rights to the note holder or its nominee.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

The securities issued pursuant to the extension and amendment agreement, as described in Item 1.01 above, were offered and sold to the investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) and Section 4(6) under the Securities Act of 1933, as amended.  The investor is an accredited investor as defined in Rule 501(a) of Regulation D and was fully informed regarding the investment.

Item 9.01. Financial Statements and Exhibits

Exhibit:

10.1

Amendment and Extension Agreement dated as of March 26, 2010 by and between the Company and Castlerigg Master Investments Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2010.

BROADCAST INTERNATIONAL, INC.

a Utah corporation

By:

  /s/ Rod Tiede

Name:

 Rod Tiede

Title:

President and Chief Executive Officer

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